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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 21, 2000

                        -------------------------------

                           VALERO ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                       1-3175                74-1828067
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)


            ONE VALERO PLACE
           SAN ANTONIO, TEXAS                                78212
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (210) 370-2000



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits. Filed as exhibits are forms of underwriting agreements related to the proposed offerings by Valero Energy Corporation (the "Company") of (i) the common stock, par value $0.01 per share (the "Common Stock"), (ii) the senior notes (the "Notes") and (iii) the Premium Equity Participating Security Units (the "PEPS Units") of the Company. The Common Stock, the Notes and the PEPS Units were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-33846, 333-33846-01 and 333-33846-02) of the Company, VEC
Trust I and VEC Trust II.

                   1.1 Form of Common Stock Underwriting Agreement among the Company and Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, J. P. Morgan Securities Inc., Lehman Brothers Inc. and Salomon Smith Barney Inc., as representatives of the underwriters.

                   1.2 Form of Notes Underwriting Agreement among the Company and J. P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation and BMO Nesbitt Burns Corp., as representatives of the underwriters.

                   1.3 Form of PEPS Underwriting Agreement among the Company, VEC Trust I and Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, J. P. Morgan Securities Inc. and BMO Nesbitt Burns Corp., as representatives of the underwriters.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       VALERO ENERGY CORPORATION




Date: June 21, 2000                       By: /s/ JAY D. BROWNING
                                             -----------------------------------
                                             Jay D. Browning
                                             Secretary



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                                 EXHIBIT INDEX



        EXHIBIT
        NUMBER                        DESCRIPTION
        -------                       -----------
          1.1       Form of Common Stock Underwriting Agreement among the
                    Company and Morgan Stanley & Co. Incorporated, Credit Suisse
                    First Boston Corporation, J. P. Morgan Securities Inc.,
                    Lehman Brothers Inc. and Salomon Smith Barney Inc., as
                    representatives of the underwriters.

          1.2       Form of Notes Underwriting Agreement among the Company and
                    J. P. Morgan Securities Inc., Morgan Stanley & Co.
                    Incorporated, Credit Suisse First Boston Corporation and BMO
                    Nesbitt Burns Corp., as representatives of the underwriters.

          1.3       Form of PEPS Underwriting Agreement among the Company, VEC
                    Trust I and Morgan Stanley & Co. Incorporated, Credit Suisse
                    First Boston Corporation, J. P. Morgan Securities Inc. and
                    BMO Nesbitt Burns Corp., as representatives of the underwriters.